A series of

PFS Funds

Supplement dated October 8, 2024

to the Prospectus and Statement of Additional Information

dated February 28, 2024

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

The Board of Trustees (the “Board”) of the PFS Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) relating to the Ensemble Fund (the “Fund”), effective October 3, 2024. Ensemble Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), has recommended to the Board to approve the Plan due to the pending acquisition of the Adviser and the acquiring entity’s desire not to continue the mutual fund business. As a result, the Board has concluded that it is in the best interest of the shareholders to liquidate the Fund.

In connection with the proposed liquidation and dissolution of the Fund called for by the Plan, the Board has directed the Trust’s principal underwriter to cease offering shares of the Fund immediately as of the date of this Supplement. Shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until liquidation. While undergoing an orderly liquidation, the Fund will invest in cash equivalents and will not be pursuing its investment objective.

It is anticipated that the Fund will liquidate on or about October 24, 2024. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund. If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-785-8165.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated February 28, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 28, 2024, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-785-8165.